NUVEEN WINSLOW LARGE-CAP GROWTH ESG ETF

(the “Fund”)

SUPPLEMENT DATED JUNE 18, 2024

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED FEBRUARY 29, 2024

Calvin W. Bohman has been named a portfolio manager of the Fund. Justin H. Kelly, CFA, Patrick M. Burton, CFA, and Steven M. Hamill, CFA, will continue to serve as portfolio managers for the Fund. Stephan C. Petersen will continue to serve as a portfolio manager for the Fund until his retirement on September 30, 2024. Accordingly, the following information supplements the “Portfolio Managers” description under the “Management” section of the Fund’s Summary Prospectus and the “Fund Management—Who Manages the Funds” section of the Fund’s Prospectus.

Calvin W. Bohman is a Managing Director, Portfolio Manager and Quantitative Analyst at Winslow Capital Management, LLC (“Winslow”). Prior to joining Winslow in 2015, he was an Assistant Vice President, Institutional Equity Sales Trading at Piper Jaffray & Company from 2007 to 2015.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

NGN-WLCGPRO-0624P